CDK Global.

Baird Global Consumer, Technology & Services Conference

Brian MacDonald
President and CEO

Al Nietzel
CFO

June 9, 2016

Evolving the Automotive Retail ***Experience***

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including statements concerning CDK's business transformation plan, the timing and implementation of changes to its leadership and business structure, other plans, objectives, forecasts, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook and business trends, and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: CDK's success in obtaining, retaining and selling additional services to customers; the pricing of CDK's products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; auto sales and advertising and related industry changes; competitive conditions; changes in regulation; changes in technology; security breaches, interruptions, failures and other errors involving the Company's systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; the Company's ability to timely and effectively implement its business transformation plan, which is intended to increase operating efficiency and improve the Company's global cost structure, while limiting or mitigating business disruption; and the ability of the Company's significant stockholders and their affiliates to significantly influence the Company's decisions.

There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company's reports filed with the Securities and Exchange Commission (SEC), including those discussed under "Part I, Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company's actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company's website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this document even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

CDK Global: Market Leader with Transformation Plan to Deliver Value to Shareholders

- Leading position for technology & digital marketing solutions to automotive retail industry
- Strong, highly stable business model with attractive economics
- Comprehensive, credible transformation underway with clear financial targets
- Realigning the organization to better meet customer needs
- Committed to returning capital to shareholders

Leading Global Provider of Technology and Digital Marketing Solutions to the Automotive Retail Industry

Revenue Breakdown*



Automotive Retail North America
64%
Automotive Retail International
15%
Digital Marketing
21%

Number of global DMS customer sites	~27,000
U.S. DMS customer site market share	~40%
Average customer retention	20 yrs

* FY16 YTD adjusted

CDKGlobal.
Evolving the Automotive Retail *Experience*

Sustainable Competitive Advantages

	CDK Global
Leading market position	✓
Global scale and reach	✓
Mission critical technologies	✓
Unmatched breadth of integrated workflow solutions	✓
Strong ability to drive incremental revenue into the base	✓
The industry innovator	✓
Trusted partner to OEMs and retailers	✓

Well Positioned in Attractive, Growing Markets

Market Growth Drivers

- Global automotive sales are increasing
- OEMs and large dealer groups looking for global partners
- Accelerating shift to digital marketing
- Convergence of online and in store experience
- Migration to integrated retail workflow-based solutions
- Growing adoption of data-based analytics



Global Opportunity

- **Auto Retail IT**
  ~$15B growing at low single digits
- **Digital Marketing**
  ~$30B growing at low to mid teens

Clear Transformation Goals

Adjusted Annual Revenue Growth	Incremental Adjusted EBITDA	Adjusted EBITDA Margin Expansion
4 – 5% FY16 – FY18	**$250 – $275M** total FY16 – FY18	**~1,300 bps** total FY16 – FY18 **35%** FY18

CDKGlobal.
Evolving the Automotive Retail *Experience*

Financial Targets by Segment

Total company FY18 adjusted EBITDA margin of 35%

Segment		Past	FY16 YTD	FY16 – FY18	
 **Automotive Retail North America**	Annual adjusted revenue growth	~6%	5%	**3 – 4%**	• Remains our foundation • Strong market with low single digit growth
	Exit adjusted pretax margin %	~30%	32.3%	**~45%**	
 **Digital Marketing**	Annual adjusted revenue growth	~15%	4%	**10 – 11%**	• Significant cross-sell opportunity, online and in-store experiences converge • Rapidly evolving market with low to mid teens growth
	Exit adjusted pretax margin %	~10%	12.1%	**~20%**	
 **Automotive Retail International**	Annual adjusted revenue growth	~3%	-5%	**4 – 5%**	• True partner to OEMs globally • Market growth dependent on geography
	Exit adjusted pretax margin %	~15%	19.3%	**~25%**	

Transformation Across all Areas of the Company

Key workstreams

	WORKSTREAM	DESCRIPTION
1	MoveUp!	Migrate customers to latest software versions; engineer to reduce customizations
2	Streamline implementation	Streamline installation and training process through improved technology, process, tools, and workflow
3	Enhance customer service	Decrease resolution times through optimized case management and technology-enabled, intelligent, user-driven support
4	Optimize sales and product offering	Adjust sales structure; reduce product complexity; expand bundling; optimize discount management; standardize pricing
5	Simplify quote to cash	Reduce business complexity through integrated go-to-market model that leverages an automated contracting process, SKU rationalization, and streamlined invoicing
6	Workforce efficiency and footprint	Increase efficiency through fewer layers and larger spans of control, geographic wage arbitrage, and reduced facility footprint
7	Strategic sourcing	Disciplined vendor management and vendor consolidation
8	Automotive Retail International	Comprehensive optimization across back office, R&D, implementation, and support

Defined Savings Goals

Goals

	WORKSTREAM	SAVINGS GOAL $ (FY16-FY18)	OPERATING MEASURES
1	MoveUp!	15-20 M	Increase sites on latest software version; decrease customization
2	Streamline implementation	25-30 M	Decrease days to install; decrease re-work days
3	Enhance customer service	10-15 M	Decrease average resolution time through tools and process
4	Optimize sales and product offering	65-75 M	Compress discount bands; increase inside sales utilization
5	Simplify quote to cash	25-30 M	Decrease contract processing time; decrease number of SKUs
6	Workforce efficiency and footprint	55-60 M	Lower headcount; decrease average cost per headcount; fewer facilities
7	Strategic sourcing	15-20 M	Increase vendor savings
8	Automotive Retail International	10-15 M	Lower headcount; decrease average cost per headcount
	Other	20 M	
	Target	**250-275 M**	

CDKGlobal.
Evolving the Automotive Retail *Experience*

Comprehensive Reorganization Recently Announced

Creating a simpler, more efficient organization and improving customer experience

New structure
2 main operating groups


CDK
North America
CDK
International
Automotive Retail North America
Digital Marketing
Automotive Retail International

Simplification across the business

- Forming a global R&D organization
- Integrating product management
- Leadership changes

CDKGlobal.
Evolving the Automotive Retail *Experience*

Disciplined Capital Allocation

Expect to allocate 70 – 80% to dividends / share repurchases during transformation period

Cumulative Free Cash Flow + Incremental Debt Capacity

20 – 30%	70 – 80%	
Invest In the Business	**Dividends**	**Share Repurchases**
• Fund high ROI investments to grow business profitability • Invest in highly strategic M&A	• Meaningful improvement of FCF allows for increase in dividend payout	• Offset dilution from employee equity plans • Opportunistic at attractive valuations • ASR, OMR

CDKGlobal.
Evolving the Automotive Retail *Experience*

Fiscal 2016 Outlook

	Current Forecast (as of 5/5/16)	Initial Forecast (as of 7/29/15)
Adjusted revenues	↑ 4% – 5%	↑ 4% – 5%
Adjusted earnings before income taxes	↑ 26% – 27%	↑ at least 25%
Adjusted pretax margin	↑ approximately 350 bps	↑ at least 300 bps
Adjusted net earnings attributable to CDK	↑ 27% – 28%	↑ over 25%
Adjusted diluted earnings attributable to CDK per share	↑ approximately 30%	↑ over 25%
Adjusted EBITDA margin	↑ approximately 350 bps	↑ at least 300 bps

CDK Global: Market Leader with Transformation Plan to Deliver Value to Shareholders

- Leading position for technology & digital marketing solutions to automotive retail industry
- Strong, highly stable business model with attractive economics
- Comprehensive, credible transformation underway with clear financial targets
- Realigning the organization to better meet customer needs
- Committed to returning capital to shareholders

CDKGlobal.
Evolving the Automotive Retail *Experience*

Appendix

Glossary of Non-GAAP Measures

We use certain adjusted results to evaluate our operating performance. In addition, we use adjusted EBITDA, among other measures, as an input to determine incentive-based compensation. Our non-GAAP adjustments principally relate to expenses and benefits that impact comparability of the underlying GAAP measures. We believe our non-GAAP measures provide relevant and useful information for users of the financial statements because they provide insight into our ongoing operating results. Adjusted revenues, adjusted earnings before income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA, and free cash flow have been defined below. Because adjusted results are not measures of performance that are calculated in accordance with GAAP, they should not be considered in isolation from, or as substitute for, other metrics that are calculated in accordance with GAAP. This presentation references the non-GAAP measures defined below. The reconciliation between the historical non-GAAP measures and their most comparable GAAP measure can be found in the tables at the end of the our most recent earnings press release dated May 5, 2016 posted to our Investor Relations website, http://investors.cdkglobal.com, in the "Financial Information" section and furnished by us to the SEC.

Historical Results

Adjusted revenues: Adjusted revenues represents revenues excluding the past effects of revenues related to divestitures.

Adjusted earnings before income taxes: Earnings before income taxes reflects adjustments to exclude costs incurred directly attributable to our spin-off from ADP, costs associated with our business transformation plan, accelerated trademark amortization, trademark royalty costs allocated to us by ADP prior to the spin-off, net tax matters indemnification gains/losses related to pre spin-off periods, and earnings attributable to the Internet sales leads business, which was sold in May 2015. In addition, incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation incurred for staff additions to build out corporate functions and director compensation, and interest expense related to indebtedness incurred with the spin-off have been reflected as adjustments in the prior period to present results on a comparable basis. We compute adjusted pretax margin as adjusted earnings before income taxes as a percent of adjusted revenues.

Forward-Looking Results

Adjusted revenues: Adjusted revenues represents revenues excluding the past effects of revenues related to divestitures.

Adjusted earnings before income taxes: Earnings before income taxes reflects adjustments to exclude estimated costs associated with our business transformation plan and tax matters indemnification gains/losses related to pre spin-off periods. For guidance purposes, the comparable prior periods reflect adjustments for the past effects of costs incurred directly attributable to our separation from ADP, incremental costs associated with the formation of corporate departments as a stand-alone public company, incremental stock-based compensation expense incurred for staff additions to build out corporate functions, trademark royalty costs allocated to us by ADP prior to the spin-off, accelerated trademark amortization, and earnings related to divestitures. We compute adjusted pretax margin as adjusted earnings before income taxes as a percent of adjusted revenues.

Adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share: Net earnings attributable to CDK reflects the same adjustments described for adjusted earnings before income taxes and includes the income tax effect of our pre-tax adjustments and net income tax benefit/expense related to pre spin-off tax returns. For guidance purposes, the comparable prior periods also reflect an adjustment for deferred taxes related to bonus depreciation to which ADP is entitled.

Adjusted EBITDA: Adjusted EBITDA reflects earnings before income taxes adjusted to exclude interest expense, depreciation and amortization, total stock-based compensation expense, estimated costs associated with our business transformation plan, and tax matters indemnification gains/losses related to pre spin-off periods. For guidance purposes, the comparable prior periods reflect adjustments for the past effects of costs incurred directly attributable to our separation from ADP, incremental costs associated with the formation of corporate departments as a stand-alone public company, trademark royalty costs allocated to us by ADP prior to the spin-off, and earnings related to divestitures. We compute adjusted EBITDA margin as adjusted EBITDA as a percent of adjusted revenues.

Free Cash Flow: Cash flows from operating activities less amounts paid for capital expenditures and capitalized software.